UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                               --------------

                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): October 30, 2006


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)


                                  Kentucky
               (State or other jurisdiction of incorporation)


        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02. Results of Operations and Financial Condition
--------------------------------------------------------

     On October 30, 2006, Ashland Inc. will post the information contained in exhibits 99.1 and 99.2 on the "Investor Center" section of its website located at www.ashland.com. Exhibits 99.1 and 99.2 include tables from a corporate fact sheet and a five year summary of operating and net income, each updated to reflect Ashland's preliminary financial results for its fourth quarter and fiscal 2006. The information furnished gives historical data reflecting the previously announced disposition of Ashland's former segment, Ashland Paving And Construction, Inc.

     The information in this report, being furnished pursuant to Item 2.02 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


Item 7.01. Regulation FD Disclosure
-----------------------------------

     On October 30, 2006, Ashland Inc. will include the information contained in exhibits 99.3-99.15, and graphic images thereof, on the "Investor Center" section of its website located at www.ashland.com, or in employee communications.

     Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibits 99.3-99.15 is summary information concerning key metrics for Ashland's divisional operations and is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibits.




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Item 9.01. Financial Statements and Exhibits

   (d)   Exhibits

  99.1   Tables from the Ashland Inc. Fact Sheet as of September 30, 2006

  99.2   Five Year  Operating  and Net Income  Summary as of September  30,
         2006

  99.3 Website data concerning Ashland Distribution's sales per shipping day

  99.4   Website data concerning Ashland Distribution's revenue

  99.5   Website data concerning Ashland Distribution's gross profit

  99.6 Website data concerning Ashland Performance Materials' average sales per shipping day

  99.7   Website data concerning Ashland Performance Materials' revenue

  99.8 Website data concerning Ashland Performance Materials' gross profit

  99.9 Website data concerning Ashland Water Technologies' average sales per shipping day

  99.10  Website data concerning Ashland Water Technologies' revenue

  99.11  Website data concerning Ashland Water Technologies' gross profit

  99.12  Website data concerning Valvoline's premium oil sales

  99.13  Website data concerning Valvoline's revenue

  99.14 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

  99.15  Ashland Distribution's non-GAAP metric information

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

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


October 30, 2006                 /s/ J. Marvin Quin
                                -------------------------------------------
                                 J. Marvin Quin
                                 Senior Vice President
                                 and Chief Financial Officer


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


                               EXHIBIT INDEX

99.1   Tables from the Ashland Inc. Fact Sheet as of September 30, 2006

99.2   Five Year Operating and Net Income Summary as of September 30, 2006

99.3 Website data concerning Ashland Distribution's sales per shipping day

99.4   Website data concerning Ashland Distribution's revenue

99.5   Website data concerning Ashland Distribution's gross profit

99.6 Website data concerning Ashland Performance Materials' average sales per shipping day

99.7   Website data concerning Ashland Performance Materials' revenue

99.8   Website data concerning Ashland Performance Materials' gross profit

99.9 Website data concerning Ashland Water Technologies' average sales per shipping day

99.10  Website data concerning Ashland Water Technologies' revenue

99.11  Website data concerning Ashland Water Technologies' gross profit

99.12  Website data concerning Valvoline's premium oil sales

99.13  Website data concerning Valvoline's revenue

99.14 Website data concerning Valvoline Instant Oil Change's twelve month rolling average sales

99.15  Ashland Distribution's non-GAAP metric information

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